EXHIBIT 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

between

EL PASO NATURAL GAS COMPANY, L.L.C.
(EPNG)

and

CADIZ, INC.
(Cadiz)
DATED: December 31, 2018
AMENDED: December 4, 2020
Retained Pipeline

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT (this “Amendment”) TO THE PURCHASE AND SALE AGREEMENT, dated December 31, 2018, is made effective this 4th day of December, 2020 by and between EL PASO NATURAL GAS COMPANY, L.L.C., a Delaware limited liability company (“EPNG”), whose address is 2 North Nevada Avenue, Colorado Springs, CO 80903 and CADIZ, INC., a Delaware corporation (“Cadiz”), whose address is 550 South Hope Street, Suite 2850, Los Angeles, CA 90017.  EPNG and Cadiz may hereinafter be referred to individually as a “Party” or collectively as the “Parties.”  Capitalized terms used herein, but not defined in this Amendment, shall have the meanings ascribed to such terms in the Purchase and Sale Agreement.
W I T N E S S E T H:
WHEREAS, EPNG and Cadiz have previously executed the Purchase and Sale Agreement with a provision for a Closing Date linked to the date on which the Bureau of Land Management (“BLM”) issues a renewed right-of-way for the Retained Pipeline (and other portions of the former oil transmission pipeline that are not included in the sale of facilities to Cadiz); and
WHEREAS, the BLM issued the renewed right-of-way grant for the Retained Pipeline with EPNG before December 1, 2020, thereby triggering the timing of the Closing of the sale of the Retained Pipeline to occur in December of 2020; and
WHEREAS, Cadiz desires extend the timing of the Closing currently scheduled to take place in December of 2020; and
WHEREAS, EPNG is willing to amend the timing of the Closing in exchange for a separate, non-refundable payment of One Million Dollars ($1,000,000) (“Extension Payment”), to be made by Cadiz to EPNG, on or before December 4, 2020.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Purchase and Sale Agreement is hereby amended as follows:
SECTION 1.
1.1 Amendment to Section 7.1 “Closing Date.”  Section 7.1 “Closing Date” of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:
Closing Date.  The Closing of the transaction contemplated by this Agreement shall occur in the manner described in the Third Amendment to the Option Agreement, which is attached hereto as an Addendum to this Purchase and Sale Agreement, and the terms of which are incorporated herein by this reference.  The Closing shall take place on or before June 30, 2021 and shall occur at the offices of EPNG in Colorado Springs, Colorado.

1.2 Amendment to Section 7 to add Section 7.5 “Extension Payment.”  Section 7.5 “Extension Payment” of the Purchase and Sale Agreement is hereby added as follows:
Extension Payment.  In exchange for a separate, non-refundable payment of One Million Dollars ($1,000,000) (“Extension Payment”), to be made by Cadiz to EPNG, on or before December 4, 2020, EPNG will agree to an extension of the Closing.  The Extension Payment will not be applied to the Purchase Price of the Retained Pipeline.
SECTION 2.     RATIFICATION OF THE PURCHASE AND SALE AGREEMENT
Except as provided in this Amendment, all of the terms, agreements and provisions of the Purchase and Sale Agreement are hereby ratified and confirmed and shall continue in existence and in full force and effect.  Upon the execution and delivery of this Amendment, all references to the Purchase and Sale Agreement (whether in the Purchase and Sale Agreement or in this Amendment or in any other agreement between the Parties) shall refer to the Purchase and Sale Agreement as amended by this Amendment.
IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first set forth above.

EL PASO NATURAL GAS COMPANY. L.L.C

By:	/s/ Gregory W. Ruben
Gregory W. Ruben
Vice President, Business Development

CADIZ, INC.

By:	/s/ Scott S. Slater
Scott S. Slater
President

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